UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2020

AIR PRODUCTS AND CHEMICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard

Allentown, Pennsylvania 18195-1501

(Address of Principal Executive Offices and Zip Code)

(610) 481-4911

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
2.000% Notes due 2020	APD20	New York Stock Exchange
0.375% Notes due 2021	APD21B	New York Stock Exchange
1.000% Notes due 2025	APD25	New York Stock Exchange
0.500% Notes due 2028	APD28	New York Stock Exchange
0.800% Notes due 2032	APD32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2020, Dr. Samir J. Serhan was appointed as the Executive Vice President and Chief Operating Officer of Air Products and Chemicals, Inc. (the “Company”). Dr. Serhan, age 58, has served as Executive Vice President of the Company since December 2016, and leads the Company’s technology, engineering, project execution, procurement, manufacturing, construction and start-up functions. Prior to joining the Company, Dr. Serhan was employed by Praxair Inc. as President, Global HyCO, from 2014 to 2016, and from 2000 to 2014 he worked in leadership positions in the U.S. and Germany for The Linde Group, including as managing director of Linde Engineering from 2008 to 2014. Information regarding Dr. Serhan’s compensation is provided in the definitive proxy statement for the Company’s 2020 Annual Meeting of Shareholders.

On May 26, 2020, the Company issued a press release announcing the appointment of Dr. Serhan as Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Air Products and Chemicals, Inc., dated May 26, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: May 26, 2020	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary